                                                                    EXHIBIT 4.39

                                FIFTH AMENDMENT
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

                 THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 1st day of May, 1998, among Chancellor Media Corporation of Los Angeles, a Delaware corporation (formerly known as Evergreen Media Corporation of Los Angeles) (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages hereto (collectively, the "Lenders"), Toronto Dominion (Texas), Inc., Bankers Trust Company, The Bank of New York, NationsBank of Texas, N.A. and Union Bank of California (collectively, the "Managing Agents"), Toronto Dominion Securities
(USA), Inc. (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

                 WHEREAS, the Borrower, the Lenders, the Managing Agents, the Syndication Agent and the Administrative Agent are parties to that certain Second Amended and Restated Loan Agreement dated as of April 25, 1997, as modified and amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1997, as further modified and amended by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of August 7, 1997, as further modified by that certain Third Amendment to Second Amended and Restated Loan Agreement dated as of October 28, 1997, and as further modified and amended by that certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of February 10, 1998 (as amended, the "Loan Agreement"); and

                 WHEREAS, the Borrower has requested the Administrative Agent, the Managing Agents, the Syndication Agent and the Lenders to agree to amend certain covenants in the Loan Agreement as more fully set forth herein;

                 NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

         1. Amendment to Article 1. Article 1 of the Loan Agreement, Definitions, is hereby modified by deleting the existing definition of "Subordinated Indebtedness" and by substituting the following therefor:

                          "'Subordinated Indebtedness' shall mean (a) the CRBC
                 Subordinated Indebtedness assumed by the Borrower, (b) the KMC Subordinated Notes assumed by the Borrower, and (c) any other Indebtedness for Money Borrowed or Guaranties thereof of the Borrower or the Parent Company or KMG or CMHC, which is expressly subordinated to the Obligations and which, in addition, meets each of the following criteria: (i) such Indebtedness for Money Borrowed or Guarantees thereof shall be unsecured; (ii) such Indebtedness for Money Borrowed shall have no amortization of principal prior to the Maturity Date and shall mature at least one year and one day after the Maturity Date; (iii) the terms, provisions and covenants of such Indebtedness for Money Borrowed and any subordinated unsecured

                 Guarantees must (A) be less restrictive than, and not in conflict with, the terms, provisions and covenants set forth in the Loan Documents, and (B) not be cross-defaulted to the Loan Documents (except for the occurrence of an Event of Default as a result of the Borrower's failure to pay the Obligations in full on the Maturity Date or the acceleration of the Obligations under Section 8.2(a)(ii) or Section 8.2(b)); (iv) the documentation of the subordination provisions therefor shall prohibit the payment of principal, interest and fees on such Indebtedness for Borrowed Money upon the occurrence, and during the continuation, of an Event of Default under Section 8.1(b) hereof, and shall prohibit the payment of principal, interest and fees on such Indebtedness for Borrowed Money for a period of 179 days after the occurrence of any Event of Default under Section 8.1 (other than Section 8.1(b)), and shall otherwise be acceptable to the Administrative Agent; (v) no Default or Event of Default shall exist either immediately prior to, and giving effect to, the incurrence of such Indebtedness for Borrowed Money; and (vi) such Indebtedness for Money Borrowed shall not be incurred unless, prior to its incurrence, the Borrower shall have delivered to each of the Lenders updated financial projections (prepared in good faith and using assumptions reasonable under the circumstances) demonstrating that, after giving effect to the incurrence of such Indebtedness for Money Borrowed, compliance with all financial covenants under this Agreement is maintained from the date of such projections through the Maturity Date."


         2. Amendment to Article 7. (a) Section 7 of the Loan Agreement, Negative Covenants, is hereby modified and amended by deleting subsection (vii) of Section 7.1, "Indebtedness of the Borrower and its Subsidiaries," and by substituting the following therefor:

                          "(vii)  (a) On and after the Merger Date, (x) CRBC
                 Subordinated Indebtedness (provided that any financial covenants set forth in the documents governing the CRBC Subordinated Indebtedness which are more restrictive than the financial covenants set forth in this Article 7 shall be amended to be no more restrictive prior to such assumption of the CRBC Subordinated Indebtedness), or (y) any Subordinated Indebtedness issued solely to refinance the CRBC Subordinated Indebtedness and which does not increase the principal amount thereof, (b) the Subordinated Indebtedness evidenced by the KMC Subordinated Notes and (c) additional Subordinated Indebtedness (including unsecured, subordinated Guaranties issued by the Borrower or any of its Subsidiaries of Subordinated Indebtedness issued by the Parent Company, CMHC or KMG) in an aggregate principal amount not exceeding $900,000,000, any one time outstanding; provided, however, that amounts of additional Subordinated Indebtedness in excess of $500,000,000 under this clause (c) may be incurred or assumed only upon conversion of the Borrower's Preferred Stock (limited for purposes hereof to its 12 1/4% Senior PIK Exchangeable Preferred Stock and its 12% Junior PIK Exchangeable Preferred Stock) into Subordinated Indebtedness;..."

         (b) Section 7 of the Loan Agreement shall be further modified and amended by deleting subsection (v) of Section 7.7, "Restricted Payments and Purchases," and by substituting the following therefor:

                 "(v) for the sole purpose of purchasing, redeeming, acquiring or retiring the Borrower's Preferred Stock (limited for purposes hereof to its 12 1/4% Senior PIK Exchangeable Preferred Stock and to its 12% Junior PIK Exchangeable Preferred Stock), or Subordinated Indebtedness into which such Preferred Stock is exchanged, additional funds made available to the Borrower through the issuance by the Parent Company after the date of the Fourth Amendment to this Agreement of additional equity, the proceeds of which are contributed as equity to the Borrower. . ."

         3. No Other Amendments or Waivers. Except for the amendments set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents.

         4. Effectiveness; Conditions Precedent. Upon execution of this Amendment by the Required Lenders, the provisions of this Amendment shall be effective subject only to the prior fulfillment of each of the following conditions:

                 (a) The representations and warranties of the Borrower under the Loan Agreement and of other obligors under the other Loan Documents shall be true and correct as of the date hereof, and no Default or Event of Default shall exist as of the date hereof; and

                 (b) The Administrative Agent's receipt of all such other certificates, reports, statements, or other documents as the Administrative Agent, any Managing Agent, or any Lender may reasonably request.

         5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         6. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         7. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Loan Agreement.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.


BORROWER:                              CHANCELLOR MEDIA CORPORATION OF LOS
                                       ANGELES, a Delaware corporation


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:  Chief Financial Officer

                                               Attest:
                                                        ------------------------
                                                        Name:
                                                              ------------------
                                                        Its:  Vice President


ADMINISTRATIVE AGENT:                  TORONTO DOMINION (TEXAS), INC., a
                                       Delaware corporation

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:  Vice President



COLLATERAL AGENT:                      TORONTO DOMINION (TEXAS), INC., a
                                       Delaware corporation

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:  Vice President



ISSUING BANK:                          THE TORONTO-DOMINION BANK


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:  Manager





                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 1

MANAGING AGENTS                        TORONTO DOMINION (TEXAS), INC., a
AND LENDERS:                           Delaware corporation


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:  Vice President


                                       THE BANK OF NEW YORK


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       NATIONSBANK OF TEXAS, N.A.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Senior Vice President


                                       UNION BANK OF CALIFORNIA


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       BANKERS TRUST COMPANY


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                       INC.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Authorized Signatory





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 2

                                       VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                       INCOME TRUST


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:  Senior Vice President &
                                                     Director


                                       BANK OF AMERICA NT&SA

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       BANKBOSTON, N.A.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Director


                                       BANQUE PARIBAS, LOS ANGELES AGENCY


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Group Vice President


                                       BARCLAYS BANK PLC


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Associate Director





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                       COMPAGNIE FINANCIERE DE CIC ET DE
                                       L'UNION EUROPEENNE


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       CREDIT LYONNAIS, NEW YORK BRANCH


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       CREDIT SUISSE FIRST BOSTON


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Director


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       THE DAI-ICHI KANGYO BANK, LTD.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       KEY CORPORATE CAPITAL INC.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                       SOCIETE GENERALE


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       BANK OF MONTREAL


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Senior Vice President


                                       CORESTATES BANK, N.A.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       FLEET NATIONAL BANK


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Assistant Vice President


                                       THE FUJI BANK, LIMITED, HOUSTON AGENCY


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President & Manager


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Joint General Manager





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                       MELLON BANK, N.A.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       SANWA BANK LIMITED


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       THE BANK OF NOVA SCOTIA


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:  Authorized Signatory


                                       THE SUMITOMO BANK, LTD.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President and Manager


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                       ABN-AMRO BANK, N.V. - HOUSTON AGENCY


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Group Vice President


                                       DRESDNER BANK AG, NEW YORK BRANCH


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Assistant Treasurer


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       SUMMIT BANK


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       THE TOKAI BANK, LIMITED


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Assistant General Manager





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 7

                                       UNION BANK OF SWITZERLAND, NEW YORK
                                       BRANCH

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                       ASSOCIATION


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Banking Officer


                                       BANK OF IRELAND


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Account Manager


                                       CREDIT AGRICOLE INDOSUEZ


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:     Senior Vice President/
                                                        Branch Manager


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                   -----------------------------



                                       CRESTAR BANK


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 8

                                       MERITA BANK, LTD., NEW YORK BRANCH


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       NATIONAL CITY BANK


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       THE ROYAL BANK OF SCOTLAND PLC


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       RIGGS BANK, N.A.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       THE SUMITOMO TRUST & BANKING CO., LTD.,
                                       NEW YORK BRANCH


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Senior Vice President





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 9

                                       NATIONAL BANK OF CANADA


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Vice President


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Assistant Vice President


                                       CITY NATIONAL BANK


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its: Senior Vice President


                                       SENIOR DEBT PORTFOLIO


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       BANK OF SCOTLAND


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       NATEXIS BANQUE


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------
                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 10

                                       HELLER FINANCIAL, INC.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------

                                       GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------

                                       BEAR STEARNS INVESTMENT PRODUCTS, INC.

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------

                                       GULF INTERNATIONAL BANK B.S.C.

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       THE CHASE MANHATTAN BANK

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------

                                       CITIBANK, N.A.

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 11

                                       FIRST UNION NATIONAL BANK

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                                       (a unit of The Chase Manhattan Bank)


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       KZH-ING-1 CORPORATION


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       PARIBAS CAPITAL FUNDING LLC


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       PRIME INCOME TRUST

                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------

                                       CYPRESSTREE INVESTMENT MANAGEMENT, INC.


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       FIRSTRUST


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------





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FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 12

                                       COMMERCIAL LOAN FUNDING TRUST I
                                       By: Lehman Commercial Paper, Inc., not in
                                       its individual capacity but solely as
                                       administrative agent


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------


                                       COMMERZBANK AG, NEW YORK BRANCH


                                       By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Its:
                                                    ----------------------------





FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 13